PC&J PRESERVATION FUND

Financial Statements and Financial Highlights
for the Year Ended December 31, 1999 and
Independent Auditors’ Report

PC&J PRESERVATION FUND

ANNUAL REVIEW

Unaudited

Introduction

The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 1999 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.

Year 2000 Compliance

Year 2000 compliance was an important issue for the financial services industry. A lot of work went into addressing the problem that some computer systems would not be able to accurately handle the year 2000 as a date. While we did not experience any difficulties to-date, it may take a 12-month work cycle to be sure all functions are working properly.

Management Review and Analysis

The Federal Reserve giveth and the Federal Reserve taketh away. An international financial crisis and the implosion of a star-studded hedge fund gave the Federal Reserve cause to cut rates three times late in 1998. Long-term bond yields fell to levels not seen in decades ending 1998 at an artificially low 5.09 percent. The rate cuts worked not only to restore confidence and liquidity to the financial markets, but also worked to stimulate the economy. This is where 1999 began.

                          Average Annual Total Returns

                            1 Yr.      5 Yrs      10 Yrs

Preservation Fund          -1.3%       6.3%        6.5%

Lehman Index               -2.5%       7.4%        7.4%

Treasury Bills(3mth)        4.6%       5.3%        5.0%

Throughout the year market prognosticators focused on when and by how much the Federal Reserve would raise interest rates. In fact, they did raise rates three times. Some felt they would have done so a fourth time in December if it wasn't for worries about potential Y2K problems.

Long-term yields rose 150 basis points to end the year at 6.48 percent. Because rates increased across all maturities, bond prices declined across all maturities. The declines were so severe, it wiped out the interest income earned by most bond holders. For the second time in the decade of the 90's the bond market produced a negative total return.

The PC&J Preservation Fund began the year with a relatively short 3.3-year average duration. Over the course of the year, as yields rose, portfolio manager Kathleen Carlson lengthened the average duration to a still relatively short 5.1 years. The Fund declined 1.3%, less than the 2.5% decline for the Lehman Index with its longer duration. Treasury bills with their 4.6% return offered the best protection, because if held to maturity they do not decline in price.

Looking out over a 5 and 10-year timeframe, the Fund continues to meet its goal of providing a return superior to cash alternatives as measured by 3-month Treasury bills. We have also found that the strategy of maintaining a lower risk posture than the Lehman Index, through a lower average duration, has led to returns that are more consistent over time. We believe this is appropriate for our preservation of capital objective.

                            Growth of $10,000 Investment

                 Preservation       Lehman G/C       Treasury B
                       Growth           Growth           Growth
          89           10,000           10,000           10,000
          90           10,930           10,850           10,780
          91           12,285           12,467           11,384
          92           13,059           13,364           11,782
          93           14,169           14,794           12,136
          94           13,829           14,291           12,609
          95           15,931           16,907           13,365
          96           16,369           17,363           14,075
          97           17,581           19,012           14,825
          98           19,049           20,914           15,581
          99           18,784           20,391           16,301

Total returns and the growth of a $10,000 investment are based on past performance and are not an indication of future performance. The value of your shares will fluctuate and may be worth more or less than their original cost at the time of redemption.

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                      PERCENT     YEARS
                                      OF NET       TO     PRINCIPAL       MARKET
SECURITY (Note A)                     ASSETS    MATURITY   AMOUNT         VALUE

U.S. GOVERNMENT AND
AGENCY OBLIGATIONS:

Maturity of less than 1 year -         5.1%

Federal Nat'l. Mortgage Assoc.
   Notes, 5.490%, due 08-18-00                     0.75   1,000,000   $   995,000
                                                                      -----------

Maturity of 1 - 5 years:              12.5

Federal Home Loan Bank Notes,
   5.270%, due 02-26-02                            2.25   1,000,000       973,125
U.S. Treasury Notes,
   6.375%, due 08-15-02                            2.75     500,000       500,937
Federal Home Loan Bank Notes,
   6.380%, due 10-18-04                            4.75   1,000,000       980,312
                                                                      -----------
                                                                        2,454,374
                                                                      -----------

Maturity of 5 - 10 years:             32.9

Federal Nat'l. Mortgage Assoc. Notes,
   6.650%, due 03-08-06                            6.25   1,000,000       964,688
U.S. Treasury Notes,
   6.500%, due 10-15-06                            6.75   2,000,000     1,994,375
Federal Nat'l. Mortgage Assoc.
   Notes, 6.860%, due 10-16-07                     7.75   1,000,000       960,937
U.S. Treasury Notes,
   5.625%, due 05-15-08                            8.50   1,500,000     1,410,938
Federal Home Loan Bank Notes,
   5.805%, due 03-23-09                            9.25   1,250,000     1,140,625
                                                                      -----------
                                                                        6,471,563
                                                                      -----------

Maturity of 10 - 20 years -            3.8

Student Loan Marketing Assoc. Notes,
   7.300%, due 08-01-12                           12.75     750,000       755,391
                                     -------                          -----------

TOTAL U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS
   (Cost $11,026,992)                 54.3%                           $10,676,328
                                     -------                          -----------
See notes to financial statements.

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1999

                                      PERCENT     YEARS
                                      OF NET       TO     PRINCIPAL       MARKET
SECURITY (Note A)                     ASSETS    MATURITY   AMOUNT         VALUE

TAXABLE MUNICIPAL OBLIGATIONS:

Maturity of 1 - 5 years:               3.5%

New York, NY Taxable Bond,
   10.000%, due 08-01-01                           1.75     100,000   $   104,335
Ohio Taxable Development Assistance
   Bonds, 6.820%, due 04-01-03                     3.25     500,000       494,930
Philadelphia, PA Industrial Development
   Bonds, 6.488%, due 06-15-04                     4.50      89,420        85,651
                                                                      -----------
                                                                          684,916
                                                                      -----------

Maturity of 5 - 10 years:             15.3

Rome, NY Hsg. Dev. Corp. Taxable Bonds,
   6.500%, due 01-01-05                            5.00     395,000       378,465
Cleveland, OH Airport Taxable Bonds,
   6.490%, due 01-01-06                            6.00     365,000       350,499
Pittsburgh, PA Conv. Bonds,
   0.00%, due 03-01-07                             7.25     705,000       414,505
Chicago Heights, IL Taxable Bonds,
   7.350%, due 12-01-07                            8.00     170,000       168,582
Oklahoma City, OK Airport Taxable Bonds,
   6.950%, due 07-01-08                            8.50     475,000       456,209
Dayton, OH Taxable Housing Improvement
   Bonds, 6.250%, due 11-01-08                     9.00     140,000       128,486
Scranton, PA U. S. Govt. Gtd. Notes,
   7.720%, due 08-01-09                            9.75     285,000       288,277
Texas State Water Finl. Assistance Taxable
   Bonds, 6.550%, due 08-01-09                     9.75     400,000       373,284
Dayton, OH Econ. Dev. Bonds,
   6.380%, due 12-01-09                           10.00     500,000       459,960
                                                                      -----------
                                                                      $ 3,018,267
                                                                      -----------
See notes to financial statements.

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1999

                                      PERCENT     YEARS
                                      OF NET       TO     PRINCIPAL       MARKET
SECURITY (Note A)                     ASSETS    MATURITY   AMOUNT         VALUE

TAXABLE MUNICIPAL OBLIGATIONS (Continued):

Maturity of 10 - 20 years:            15.3%

Texas State Water Dev Taxable Bonds,
   8.800%, due 08-01-12                           12.75      50,000   $    50,480
Mississippi State GO Taxable Bonds,
   6.750%, due 11-01-12                           13.00     300,000       278,361
Denver, CO School Dist. Taxable Bonds,
   6.940%, due 12-15-12                           13.00     500,000       471,505
New York City Taxable Bonds,
   9.000%, due 02-01-13                           13.25      50,000        51,756
St Cloud, MN Taxable Bonds,
   6.700%, due 02-01-13                           13.25      70,000        62,747
Dayton, OH Taxable Bonds,
   6.500%, due 11-01-13                           14.00     250,000       224,900
Sacramento, CA Redev. Agency Taxable
   Bonds, 6.375%, due 11-01-13                    14.00     200,000       172,192
Jackson Cnty., MS GO Taxable Bonds,
   8.250%, due 03-01-14                           14.25     135,000       138,266
Jackson Cnty., MS GO Taxable Bonds,
   8.250%, due 03-01-15                           15.25     210,000       215,080
Ohio State Taxable Bonds,
   7.600%, due 10-01-16                           16.75     750,000       745,200
Palmdale, CA Redev. Taxable Bonds,
   7.900%, due 09-01-17                           17.75     225,000       225,729
California Housing Finance Agency Rev
   Bonds, 7.200%, due 08-01-19                    19.75     400,000       383,440
                                                                      -----------
                                                                        3,019,656
                                     -------                          -----------
TOTAL TAXABLE MUNICIPAL OBLIGATIONS
   (Cost $7,205,684)                  34.1%                           $ 6,722,839
                                     -------                          -----------
See notes to financial statements.

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                      PERCENT     YEARS
                                      OF NET       TO     PRINCIPAL       MARKET
SECURITY (Note A)                     ASSETS    MATURITY   AMOUNT         VALUE

U.S. CORPORATE OBLIGATIONS:

Maturity of 1 - 5 years:               5.2%

American Express Credit Corp.
   Notes, 6.125%, due 11-15-01                     2.00     500,000   $   508,281
Lehman Brothers Holdings Inc.
   Notes, 7.250%, due 10-15-03                     3.75     500,000       516,094
                                                                      -----------
                                                                        1,024,375
                                                                      -----------

Maturity of 10 - 20 years -            3.6

Ford Motor Credit Co. Notes,
   7.125%, due 07-16-12                           12.50     750,000       716,016
                                     -------                          -----------

TOTAL U.S. CORPORATE OBLIGATIONS
   (Cost $1,728,323)                   8.8                              1,740,391
                                     -------                          -----------

TOTAL U.S. GOVERNMENT AND AGENCY,
   TAXABLE MUNICIPAL, AND U.S.
   CORPORATE OBLIGATIONS
   (Cost $19,960,999)                 97.2                             19,139,558
                                     -------                          -----------

SHORT-TERM OBLIGATIONS:                1.2
   Star Treasury Fund                                                     129,648
   Star Federal Prime Obligations                                         100,000
                                     -------                          -----------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost $229,648)                                                        229,648
                                     -------                          -----------
TOTAL INVESTMENTS
   (Cost $20,190,647) (1)              98.4%                          $19,369,206
                                     =======                          ===========
(1) Represents cost for federal income tax purposes and
      differs from value by net unrealized depreciation.
      (See Note D)
See notes to financial statements.

PC&J PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments in securities, at market value                       $ 19,369,206
   (Cost basis - $20,190,647)(Notes A & D)
Receivables - Interest                                                331,826
                                                                 -------------
Total assets                                                       19,701,032

LIABILITIES - Accrued expenses (Note B)                               (16,758)
                                                                 -------------
NET ASSETS                                                       $ 19,684,274
                                                                 =============
SHARES OUTSTANDING (Unlimited authorization - no par value):
   Beginning of year                                                1,746,275
   Net increase (Note C)                                              121,725
                                                                 -------------
   End of year                                                      1,868,000
                                                                 =============
NET ASSET VALUE, offering price and redemption price per share   $     10.54
                                                                 =============

NET ASSETS CONSIST OF:
   Paid in capital                                               $ 20,505,715
   Net unrealized depreciation                                       (821,441)
                                                                 -------------
   Net Assets                                                    $ 19,684,274
                                                                 =============
See notes to financial statements.

PC&J PRESERVATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME - Interest (Note A)                             $ 1,270,244
                                                                  ------------
EXPENSES (Note B):
   Investment advisory fee                                             99,725
   Management fee                                                      99,724
                                                                  ------------
Total expenses                                                        199,449
                                                                  ------------
NET INVESTMENT INCOME                                               1,070,795
                                                                  ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Note D):
   Net realized gain on investments                                   115,476
   Change in unrealized appreciation/(depreciation) of investments (1,457,066)
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS             (1,341,590)
                                                                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $  (270,795)
                                                                  ============
See notes to financial statements.

PC&J PRESERVATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          For The Years Ended December 31,
                                                              1999               1998
                                                          --------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                   $  1,070,795    $    935,382
   Net realized gain on investments                             115,476         241,455
   Change in unrealized appreciation/
      (depreciation) of investments                          (1,457,066)        249,373
                                                           -------------   -------------
Net increase/(decrease) in net assets from operations          (270,795)      1,426,210

DIVIDENDS TO SHAREHOLDERS (Note A):
   Dividends from net investment income                      (1,070,795)       (935,382)
   Dividends from net realized gain on investments             (115,476)       (218,402)
                                                           -------------   -------------
Net decrease in net assets from dividends to shareholders    (1,186,271)     (1,153,784)

INCREASE IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS (Note C)                           1,289,461       3,508,181
                                                           -------------   -------------
Total increase/(decrease) in net assets                        (167,605)      3,780,607

NET ASSETS:
   Beginning of year                                         19,851,879      16,071,272
                                                           -------------   -------------
   End of year                                             $ 19,684,274    $ 19,851,879
                                                           =============   =============
See notes to financial statements.

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1999

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PC&J Preservation Fund (the “Fund”) commenced operations on April 30, 1985, as a “no-load, open-end, diversified” investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is preservation of capital through investment in fixed-income obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(1)	Security Valuations - Investments in securities for which quotations are readily available are valued on the basis of quotations from dealers or an independent pricing service with consideration of such factors as yield, coupon rate, maturity, type of issue and other market information. All other securities are valued using established procedures which involve approximating the yield-to-maturity of similar securities traded on a national exchange.

(2)	Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

(3)	Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). All premiums and discounts are amortized or accreted for both financial and tax reporting purposes as required by Federal Income Tax regulations. Realized gains and losses on sales are determined using the first-in, first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Interest income is accrued daily.

B.	INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the “Advisor”), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Investment advisory fees were $99,725 for the year ended December 31, 1999.

The Fund has a management agreement with PC&J Service Corp., (the "Service Corp."), which is wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $99,724 for the year ended December 31, 1999.
The Fund’s shareholders have adopted a Distribution Expense Plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

Certain officers and trustees of the Fund are officers and directors, or both, of the Advisor and of Service Corp.

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 1999

C.	CAPITAL SHARE TRANSACTIONS

                                   For the Year Ended          For the Year Ended
                                    December 31, 1999          December 31, 1998
                                 --------------------------------------------------
   Shares sold                    293,839   $ 3,314,125     323,475   $ 3,761,985
   Shares issued in reinvestment
      of dividends                112,574     1,186,271     101,493     1,153,784
                                 ----------  -----------  ----------  ------------
                                  406,413     4,500,396     424,968     4,915,769
   Shares redeemed               (284,688)   (3,210,935)   (120,942)   (1,407,588)
                                 ----------  -----------  ----------  ------------
   Net increase                   121,725   $ 1,289,461     304,026   $ 3,508,181
                                 ----------  -----------  ----------  ------------
D.	INVESTMENT TRANSACTIONS

Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended December 31, 1999, aggregated $2,266,171 and $812,575, respectively. Purchases and sales of long-term U.S. Government Securities for the year ended December 31, 1999, aggregated $7,210,615 and $6,093,930, respectively.

At December 31, 1999, gross unrealized appreciation on investments was $36,599 and gross unrealized depreciation on investments was $858,040 for a net unrealized depreciation of $821,441 for financial reporting and federal income tax purposes.

PC&J PRESERVATION FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of
Capital Stock Outstanding                      For The Years Ended December 31,
Throughout the Year                    1999      1998      1997      1996      1995
                                     ------------------------------------------------
Net asset value-beginning of year    $ 11.37   $ 11.14   $ 10.97   $ 11.32   $ 10.34
                                     --------  --------  --------  --------  --------
Income from investment operations:
   Net investment income                0.61      0.57      0.64      0.62      0.59
   Net realized and unrealized
      gain/(loss) on securities        (0.76)     0.36      0.17     (0.31)     0.98
                                     --------  --------  --------  --------  --------
Total from investment operations       (0.15)     0.93      0.81      0.31      1.57
                                     --------  --------  --------  --------  --------
Less dividends:
   From net investment income          (0.61)    (0.57)    (0.64)    (0.62)    (0.59)
   From net realized gain
      on investments                   (0.07)    (0.13)    (0.00)    (0.04)    (0.00)
                                     --------  --------  --------  --------  --------
Total dividends                        (0.68)    (0.70)    (0.64)    (0.66)    (0.59)
                                     --------  --------  --------  --------  --------
Net asset value-end of year          $ 10.54   $ 11.37   $ 11.14   $ 10.97   $ 11.32
                                     --------  --------  --------  --------  --------

Total return                          (1.32%)    8.35%     7.38%     2.75%    15.18%

Ratios to average net assets
   Expenses                            1.00%     1.00%     1.00%     1.00%     1.00%
   Net investment income               5.37%     5.25%     5.62%     5.38%     5.56%
Portfolio turnover rate               36.25%    44.50%    31.39%    28.66%    25.62%

Net assets at end of year (000's)    $19,684   $19,852   $16,071   $16,151   $16,472
See notes to financial statements.

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders,
PC&J Preservation Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PC&J Preservation Fund (the “Fund”) as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Preservation Fund at December 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated years in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

January 21, 2000
Dayton, Ohio